WPS
WPS Resources Corporation

American Gas Association
Finance Committee Meeting
October 2-4, 2006

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  You can identify these statements by the fact that they do not relate strictly to historical or current facts and often include words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," and other similar words.
  Although we believe we have been prudent in our plans and assumptions, there can be no assurance that indicated results will be realized.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.  We recommend that you consult any further disclosures we make on related subjects in our 10-Q, 8-K, and 10-K reports to the Securities and
Exchange Commission.
The following is a cautionary list of risks and uncertainties that may affect the assumptions which form the basis of forward-looking statements relevant to our business.  These factors, and other factors not listed here, could cause actual results to differ materially from those contained in forward-looking statements.
- Timely completion of the proposed merger of Peoples Energy Corporation into WPS Resources (including receipt of the required regulatory approvals) and the successful integration of operations;
- Successful integration of both the Michigan and Minnesota natural gas distribution operations purchased from Aquila, which are now operated by Michigan Gas Utilities Corporation and Minnesota Energy Resources Corporation,
respectively;
- Resolution of pending and future rate cases and negotiations (including the recovery of deferred costs) and other regulatory decisions impacting WPS Resources' regulated businesses;
- The impact of recent and future federal and state regulatory changes, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric and natural gas utility industries, changes in environmental, tax and other laws and regulations to which WPS Resources and its subsidiaries are subject, as well as changes in application of existing laws and regulations;
- Current and future litigation, regulatory investigations, proceedings or inquiries, including but not limited to, manufactured gas plant site cleanup, pending United States Environmental Protection Agency investigations of
Wisconsin Public Service Corporation’s generation facilities and the appeal of the decision in the contested case proceeding regarding the Weston 4 air permit;
- Resolution of audits by the Internal Revenue Service and various state revenue agencies;
Forward-looking statements

- The effects, extent, and timing of additional competition or regulation in the markets in which our subsidiaries operate;
- The impact of fluctuations in commodity prices, interest rates, and customer demand;
- Available sources and costs of fuels and purchased power;
- Ability to control costs;
- Investment performance of employee benefit plan assets;
- Advances in technology;
- Effects of and changes in political, legal, and economic conditions and developments in the United States and Canada;
- The performance of projects undertaken by nonregulated businesses and the success of efforts to invest in and develop new opportunities;
- Potential business strategies, including mergers and acquisitions or dispositions of assets or businesses, which cannot be assured to be completed (such as the proposed merger with Peoples Energy, construction of the Weston 4 power plant, and additional investment in American Transmission Company related to construction of the Wausau, Wisconsin, to
Duluth, Minnesota, transmission line);
- The direct or indirect effect resulting from terrorist incidents, natural disasters, or responses to such events;
- Financial market conditions and the results of financing efforts, including credit ratings and risks associated with commodity prices (in particular electricity and natural gas), interest rates, and counterparty credit;
-  Weather and other natural phenomena; and
- The effect of accounting pronouncements issued periodically by standard-setting bodies.

Forward-looking statements (continued)

Expanding energy company serving the Midwest for over 120 years
Dependable and growing base of regulated operations
▪
Low risk utility operations producing significant portion of earnings
▪
Constructive regulatory environment
▪
Significant capital investment opportunities
Complimentary nonregulated energy-related businesses
Commitment to maintaining a strong financial profile
Track record of increasing dividend payments
Talented and experienced management team
✓
✓
✓
✓
✓
✓
Attractive investment opportunity

WPS
Public Service
UPPCO
MICHIGAN GAS UTILITIES
MINNESOTA ENERGY RESOURCES
WPS ENERGY SERVICES
ATC
AMERICAN TRANSMISSION COMPANY

WPS Energy Services, Inc.

WPS Investments
LLC

Regulated Operations
Nonregulated Operations
WPSC and UPPCO
MERC
MGU
WPS Resources overview

▪
Expanding utility investments
in a constructive regulatory
environment
▪
Generating superior
customer service
▪
Growing nonregulated
segment while effectively
mitigating risk
▪
Executing asset management
strategy
Long – term growth drivers
Key accomplishments
2006
▪
Announced merger with Peoples
Energy
▪
WPSC electric and natural gas rate
case
▪
UPPCO electric rate increase
▪
Successful integration of Aquila assets
▪
Asset management sales
➢
Interest in Kimball natural gas storage
field
➢
1/3 Interest in Guardian Pipeline, L.L.C.
➢
 Sunbury
2005
▪
Reduced risk profile
➢
Sale of Sunbury emissions credits
➢
Protection of synfuel tax credit value
➢
Sale of Kewaunee nuclear plant
▪
Announced acquisition of Aquila assets
▪
Wisconsin electric and natural gas rate
increase

Positioned to deliver growth

WPSC	UPPCO	MERC	MGU	**Combined**
Electric customers	424,615	52,167	—	—	**476,782**
Natural gas customers	307,540	—	200,000	161,000	**668,540**
Generation capacity (MW)	1,861	78	—	—	**1,939**
Electric volumes (million MW hours)	14.5	1.2	—	—	**15.7**
Annual throughput (Bcf)	82.7	—	76.1	35.9	**194.7**
Natural gas storage (Bcf)	—	—	—	3.6	**3.6**
Allowed ROE	11.0%	10.75%	11.7%	11.4%	
Allowed equity	59.7%	54.9%	50.0%	45.0%

Service territory
WPSC and UPPCO
MERC
MGU
Capital expenditures
▪
Approximately $1,013 million
between 2006 and 2008
▪
$181 million average annual
maintenance capex versus about
$129 million average annual
depreciation
Overview of utility operations

300%
250%
200%
150%
100%
50%
0%
100%
102%
81%
112%
98%
98%
89%
104%
WPSC
WPL
NSP-W
MGE
WEP
WI
NCNTL
USA

Large transport
Super large transport
300%
250%
200%
150%
100%
50%
0%
100%
100%
142%
116%
116%
108%
168%
254%
116%
122%
149%
175%
WPSC
WGC
WE-GO
NSP-W
MGE
WPL

Note: WPL – Wisconsin Power & Light; NSP – Northern States Power - Wisconsin; MGE – Madison Gas & Electric; WEP – Wisconsin Electric Power; WI – Wisconsin
Average; NCNTL – North Central Region Average (includes: IL, IN, MI, OH, WI); WGC – Wisconsin Gas Co.; and WE-GO – Wisconsin Electric Gas Operation
(1)   Source: Edison Electric Institute, January 1, 2006
(2)   Source: Public Service Commission of Wisconsin approved tariffs, effective January 1, 2006

Average total retail electric prices (% of WPSC)(1)
Large C&I natural gas rates - distribution cost (% of
WPSC)(2)
WPSC regulated operations – rate comparison

($ millions)	Total	Plant	Trains
WPSC	**$549**	$530	$19
Dairyland Power Coop.	**230**	222	8
Total	**$779**	**$752**	**$27**

▪
500 MW low sulfur coal-fired
base-load generation facility
▪
Construction began in October
2004
▪
Planned commercial operation
date is June 2008
▪
Dairyland Power Cooperative
owns 30% interest in Weston 4
▪
Current return on 100% of
CWIP

Weston 4
Project overview
Weston 4 project

ATC
AMERICAN TRANSMISSION COMPANY
THE ENERGY ACCESS COMPANY

WPS

▪
220-mile 345-kV line from Wausau, WI
to Duluth, MN
▪
Construction to be completed in
2008
▪
Line construction increases WPS
ownership
▪
Anticipated WPS capital calls
between 2006 and 2008 of $61
million to complete line

▪
Completion of the Wausau — Duluth
line will increase WPS interest in ATC
to 33%
▪
Total projected capital calls from ATC
of about $164 million over the next four
years
Service territory

230kV-344
kV

345kV-499
kV
Below
230kV
▪
Over $1 billion in transmission assets
▪
Announced in 2005 plans to spend
$3.4 billion over 10 years
▪
Authorized ROE: 12.2% on 50%
equity
▪
True up mechanism with return on
CWIP

Wausau — Duluth line
ATC Key operating statistics
American Transmission Company

▪
Supplies nonregulated natural gas, electric, and alternative fuel to retail and wholesale customers
▪
Provides high quality energy management and consulting services
▪
Developed strong operations in the Northeast U.S. and Eastern Canada
▪
Launched operations in Texas
➢
In July, began delivering physical electricity to retail commercial and industrial customers
▪
Active risk-mitigation strategies
➢
Modest VAR allowed under portfolio risk policy
➢
Uncontracted generation managed under risk policy limits
▪
Ranked among the top natural gas marketers in the nation by customers
➢
MastioGale survey ranked ESI second on the customer value index
WPS Energy Services, Inc.

Generation facilities
Overview of operations
Fuel mix
State
Total: 434 MW
Wisconsin
21%
Pennsylvania
7%
Maine/
Canada 22%
New York
   50%
Oil 14%
Coal
29%
Gas
  49%
Hydro 8%
▪
Power generation portfolio
totaling  434 MW of capacity
▪
Other production facilities include
synfuel processing and steam
production facilities in Arkansas,
Kentucky, Oregon, and Wisconsin
➢
Protection of synfuel tax credits
•
Substantially protected in
2006
•
40% protected in 2007
WPS Energy Services, Inc.

Purchase price
Ownership
Required
approvals
Expected
closing
Stock for stock transaction.  Peoples Energy shareholders will receive 0.825 shares of WPS Resources common stock for
every share of Peoples common stock
Upon consummation of the merger, WPS Resources’
shareholders will own approximately 57.6% of the combined
company and Peoples Energy shareholders will own
approximately 42.4%
Federal Energy Regulatory Commission and Illinois Commerce
Commission in addition to shareholder approval
First quarter 2007

Leadership

Larry L. Weyers, Chairman, President, and CEO of WPS
Resources will serve as its President and CEO.  Jim Boris,
current lead director of Peoples Energy, will serve as
non-executive Chairman of the Board.  The combined
company’s board will have 16 members, 9 selected by WPS
Resources and 7 selected by Peoples Energy
Dividend
After closing, quarterly dividend expected to be $0.66 per
share
Peoples merger – transaction summary

WPS	Peoples Energy	Combined
Regulated natural gas customers	668,540	969,068	1,637,608
Regulated electric customers	476,782	—	476,782
Regulatory jurisdictions	WI, MI, MN	IL	WI, MI, MN, IL
Non-regulated natural gas volumes (Bcf)	590	102	692
Non-regulated electric volumes (GWh)	8,436	1,550	9,986
Total assets ($bn)	$5.4	$3.8	$9.2
Current market capitalization ($bn)[1]	2.2	1.4	3.6
Current enterprise value ($bn)[1]	3.7	2.4	6.1
Adjusted EBITDA ($mm)	384[2]	291[3]	675
Regulated adjusted EBITDA as a % of total[4]	59%	61%	60%

Note: Customer data as of 12/31/05; balance sheet data as of 3/31/06; volume and adjusted EBITDA for the twelve months ended 3/31/06; WPS
Resources natural gas customers pro forma for acquisition of MERC (closed 7/1/06)
1 Share price as of 07/05/06 and shares outstanding as of 3/31/06; WPS Resources includes 2.7 million shares from exercise of equity forward
2 Reported EBITDA, adjusted for gain on decommissioning trust, gain on sale of emission allowances and impairment loss
3 Reported EBITDA, adjusted for gas charge settlement
4 Regulated split based on data for twelve months ending 3/31/06
Peoples merger – creates an energy leader in the Midwest

Pro forma regulated service territory
Highlights
▪
Stable organic earnings growth
➢
Attractive service territories
➢
Generation and distribution focused capital
investment program
▪
Shared core values across organization
▪
Constructive regulatory approach
▪
Synergy potential
➢
Opportunities to create value through
sharing of best practices
➢
Direct cost savings through elimination of
redundant and overlapping functions
▪
Balance sheet strength
Peoples Energy service
territory
WPS Resources service territory
		WPS Resources	Peoples Energy
Electric customers		476,782	0
Natural gas customers		668,540	969,068
Current authorized ROEs	WPSC: 11.0% UPPCO: 10.75%	MGU: 11.4% MERC: 11.71%	Peoples Gas: 11.1% NSG: 11.3%
Regulated jurisdictions		WI, MN, MI	IL
Customer split (Res/C&I)		90% / 10%	94% / 6%
Peoples merger – creates a larger, stronger, and more
diversified regulated utility business

WPS Resources
Pro forma energy marketing operations
Peoples Energy
Ontario

Quebec

Highlights
▪
Complementary wholesale and
retail energy marketing
businesses

▪
Identified strategic growth
opportunities
➢
Retail and wholesale
customer focus
➢
Growth in new territories

▪
Disciplined approach to risk
management

▪
Leverages expertise,
reputation and assets

▪
Expanded geographic reach

▪
Stronger Illinois presence
when electric market opens in
2007

Statistic	WPS Resources	Peoples Energy	Combined
Bcf delivered (1)	590	102	692
GWh delivered (1)	8,436	1,550	9,986
Power generation capacity (MW)(2)	434	NA	434
(1) For the twelve months ended 3/31/06
(2) As of 3/31/06
Peoples merger – combines complementary and
successful nonregulated energy marketing businesses

Peoples Energy Oil &
Gas Production
Geographic overview of Peoples Energy Oil & Gas
operations
Highlights
▪
Significant proven and probable
reserves, with large inventory of
drilling opportunities

▪
Lower risk business model
➢
Onshore, domestic reserves,
primarily natural gas
➢
Acquire and exploit strategy –
minimal exploratory drilling
➢
Active management versus
passive investment

▪
Talented organization, with full
array of analytical and operating
expertise

▪
Upside from high natural gas
prices as legacy hedges roll off

Ontario

Quebec

Statistic	Peoples Energy
Production (Bcfe) (1)	24.7
Pro forma reserves (Bcfe)-proven (2)	236
Locations	TX, LA, NM, AR, OK, ND
(1) For the twelve months ended 3/31/06
(2) As of 3/31/06
Peoples merger - Peoples Energy Oil & Gas Production
business

Estimated annual synergies
Highlights
24% IT
42% Staffing
18%
Corporate and
administrative
programs
6%
Procurement
chain
3% Natural gas
supply
 7% Nonregulated
Estimated annual steady-state synergies
of approximately $94 million
▪
Opportunity for savings from corporate
overhead and redundancies
➢
IT integration
➢
Administrative and public company costs
➢
Corporate staff
➢
Facilities and other

▪
Aggressive timeline for implementation and
execution
➢
Transition teams focused
➢
Deliver operational excellence

▪
In addition, combined company will
continue to work towards longer-term
implementation of best practices

▪
Costs to integrate are expected to be
approximately $186 million
➢
IT integration and upgrades
➢
Severance and relocation
➢
Other fees and expenses

▪
Analysis prepared with assistance from
Booz Allen Hamilton
Peoples merger – synergy potential

Moody's	S&P
WPS Resources Corporation		
Senior unsecured debt	A1	A
Commercial paper	P-1	A-1
Wisconsin Public Service Corporation		
Senior secured debt	Aa2	A+
Preferred stock	A2	A-
Commercial paper	P-1	A-1

Strong credit ratings
Commitment to strong balance sheet and credit
ratings

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.76
$2.24
$2.53
$2.75
$3.45
$2.87
$3.74
$4.11
1998
1999
2000
2001
2002
2003
2004
2005

Dividends per share
Payout ratio
$2.30
$2.20
$2.10
$2.00
$1.90
120%
100%
80%
60%
40%
20%
0%
$1.96
$2.00
$2.04
$2.08
$2.12
$2.16
$2.20
$2.24
111%
89%
81%
76%
61%
75%
59%
55%
1998
1999
2000
2001
2002
2003
2004
2005

▪
66 consecutive years of
dividends paid
▪
48 consecutive years of
dividend increases
➢
S&P High Yield Dividend
Aristocrat Index
➢
Mergent Dividend Achiever

Commentary
EPS growth
Dividend growth
Consistent earnings and dividend growth

2006	2005
Electric utility	$38.9	$44.4
Gas utility	(0.8)	12.1
WPS Energy Services	50.5	31.8
Other	6.4	1.5
Total	$95.0	$89.8

Income available for common shareholders for the six months ended June 30 (millions)
WPS Resources business mix

2006 Forecast compared to 2005 Actual	Actual 2005	2006 Guidance Range High Scenario	2006 Guidance Range Low Scenario
Diluted EPS from continuing operations	$3.87	$ 3.90	$ 3.49
Diluted EPS from discontinued operations	0.24	0.22	0.15
Diluted EPS from cumulative effect of change in accounting principle	(0.04)	-	-
Total Diluted EPS	$4.07	$ 4.12	$ 3.64

2006 full year guidance

Actual 2005	2006 Guidance Range	
		High Scenario	Low Scenario
Diluted EPS from continuing operations	$ 3.87	$ 3.90	$ 3.49
Adjustments (net of taxes):			
Asset Management:			
Other asset sales	0.10	$ (0.22)	$ (0.22)
Land sales	(0.15)	(0.10)	(0.10)
Total asset management	(0.05)	$ (0.32)	$ (0.32)
Estimated 2006 MERC and MGUC results	0.02	0.06	0.06
Write-off of Kewaunee deferred 2004 outage costs	0.12	-	-
ESI power contract in Maine liquidated in 2005	(0.13)	0.10	0.10
Synfuel - primarily realized and unrealized oil option gains, tax credits, production costs, premium amortization, deferred gain recognition and royalties	(0.79)	(0.39)	(0.37)
Diluted EPS from continuing operations – adjusted	$ 3.04	$ 3.35	$ 2.96

Diluted earnings per share from continuing operations, as adjusted for special items and their financial impact on the 2006 diluted earnings per share from continuing operations and actual 2005 diluted earnings per share from continuing operations as outlined above.

* Diluted EPS from continuing operations – adjusted is a non-GAAP measure that management believes is a useful measure for providing investors with additional insight into our operating performance because it eliminates the effects of certain items that are not comparable from one period to the next. The presentation of this additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP.

WPS

Special items

WPS
Industry average
25%
20%
15%
10%
5%
0%
15.3%
13.8%
17.9%
23.0%
14.1%
5.6%
11.3%
8.2%
1 Year
3 Year
5 Year
10 Year

Shareholder return (%)
* Return based on stock price change and assumed reinvestment of dividends
Source:  The Wall Street Journal - Monday, February 27, 2006
Focus on long-term shareholder return

Expanding energy company serving the Midwest for over 120 years
Dependable and growing base of regulated operations
▪
Low risk utility operations producing significant portion of earnings
▪
Constructive regulatory environment
▪
Significant capital investment opportunities
Complimentary nonregulated energy-related businesses
Commitment to maintaining a strong financial profile
Track record of increasing dividend payments
Talented and experienced management team
✓
✓
✓
✓
✓
✓
Attractive investment opportunity

www.wpsr.com
▪
A copy of this presentation and the following financial reports are available on our web site:
➢
2005 Form 10-K filed on February 28, 2006
➢
2005 Annual Report released on April 7, 2006
➢
2006 Form 8-K earnings release filed on May 4, 2006
➢
2006 first quarter Form 10-Q filed on May 4, 2006
➢
2006 Form 8-K documents filed on July 10, 12, and 14, 2006
➢
2006 Form 8-K earnings release filed on August 3, 2006
➢
2006 second quarter Form 10-Q filed on August 3, 2006
➢
2006 Form 8-K filed on August 9, 2006

Disclaimer
▪
Additional Information. This communication is not a solicitation of a proxy from any security holder of WPS
Resources Corporation or Peoples Energy Corporation.  WPS Resources Corporation intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction.  The registration statement will include a joint proxy statement of WPS
Resources Corporation and Peoples Energy Corporation that also constitutes a prospectus of WPS
Resources Corporation, which will be sent to the shareholders of WPS Resources Corporation and Peoples
Energy Corporation.  Shareholders are urged to read the joint proxy statement/prospectus and any other relevant document when they become available, because they will contain important information about WPS
Resources Corporation, Peoples Energy Corporation and the proposed transaction.  A definitive proxy statement will be sent to shareholders of WPS Resources Corporation and Peoples Energy Corporation
seeking approval of the proposed transaction.  The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from WPS Resources Corporation upon written request to WPS Resources Corporation, Attention: Barth J.
Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by
calling (920) 433-1727, or from Peoples Energy Corporation, upon written request to Peoples Energy
Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling
(312) 240-4000.

▪
Participants in the Proposed Transaction. WPS Resources Corporation, Peoples Energy Corporation and
certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the
SEC.  Information about the directors and executive officers of WPS Resources Corporation may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006.  Information about the directors and executive officers of Peoples Energy Corporation may be found in its Amendment No. 1 to its
2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 1, 2006.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

▪
Non-Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Questions?